Legg Mason Value Trust, Inc.
                    Legg Mason Special Investment Trust, Inc.
                       Legg Mason Total Return Trust, Inc.
                   Legg Mason American Leading Companies Trust
                            Legg Mason Balanced Trust
                Legg Mason U.S. Small-Capitalization Value Trust
                       Legg Mason Financial Services Fund

     Supplement to the Institutional Class and Financial Intermediary Class
                       Prospectus dated January 21, 2001


The first two paragraphs under the heading "How to Invest" on page 25 of the Prospectus are replaced with the following:

Institutional Class shares are currently offered for sale only to institutional investors who have at least $100 million in investable assets and who invest at least $1 million in a fund. Shareholders of the Navigator Class of a fund as of January 22, 2001 may continue to buy Institutional Class shares of that fund. Shareholders of the Institutional Class of LM Value Institutional Portfolio as of March 9, 2001 may continue to buy Institutional Class shares of Value Trust. Institutional Class shares are also offered to Institutional Clients of Legg Mason Trust, fsb for which the trust company exercises discretionary investment management responsibility and accounts of the customers with such Institutional Clients ("Customers").

Financial Intermediary Class shares are currently offered for sale only to institutional investors who have at least $50 million in investable assets and who invest at least $1 million in a fund. Shareholders of the Financial Intermediary Class of LM Value Institutional Portfolio as of March 9, 2001 may continue to buy Financial Intermediary Class shares of Value Trust.

                     This supplement is dated March 9, 2001